                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                          ---------------------------
                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                December 8, 1995
                                (Date of Report)


                          ---------------------------
                          GEORGIA-PACIFIC CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    GEORGIA
                            (State of Incorporation)

                                     1-3506
                            (Commission File Number)

                                   93-0432081
                      (IRS Employer Identification Number)

               133 PEACHTREE STREET, N.E., ATLANTA, GEORGIA 30303
                    (Address of Principal Executive Offices)

                                 (404) 652-4000
              (Registrant's Telephone Number, including area code)

Item 5.  Other Events.

    On December 5, 1995, Georgia-Pacific Corporation (the "Corporation") entered into a Terms Agreement (the "Terms Agreement") with Salomon Brothers Inc, Dillon, Read & Co. Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated as the Underwriters named therein (the "Underwriters"). Pursuant to the Terms Agreement and the Underwriting Agreement filed as an exhibit to the Corporation's Registration Statement on Form S-3 (No. 33-43453) (the "Underwriting Agreement"), the Corporation sold to the Underwriters, and the Underwriters purchased from the Corporation, upon and subject to the terms and conditions set forth in the Terms Agreement, $250,000,000 aggregate principal amount of the Corporation's 7 3/8% Debentures Due December 1, 2025 (the "Debentures").

    The Debentures were registered pursuant to a Registration Statement on Form S-3 (File No. 33-60127) (the "Registration Statement"), filed by the Corporation with the Securities and Exchange Commission (the "Commission") on June 9, 1995, and made effective on June 20, 1995, covering the offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 of up to $250,000,000 aggregate principal amount of the Corporation's unsubordinated non-convertible unsecured debt securities. Information concerning the Debentures and related matters is set forth in the Prospectus, dated December 5, 1995, and the Prospectus Supplement, dated December 5, 1995, filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

    The Debentures were issued under and in accordance with the Indenture, dated as of March 1, 1983, as amended (the ``Indenture''), between the Corporation and The Bank of New York, as the successor Trustee. The Indenture was filed as
Exhibit 4(a) to the Corporation's Registration Statement on Form S-3 (Registration No. 33-34810), and the First Supplemental Indenture was filed as
Exhibit 4.4(ii) to the Corporation's Annual Report on Form 10-K for the year ended December 31, 1992.

    The Underwriting Agreement, Terms Agreement, Specimen Debenture, and Officers' Certificate establishing certain terms of the Debentures, and an opinion of counsel as to the Debentures are being filed as Exhibits to this Report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial statements of businesses acquired.

    None.

(b) Pro forma financial information.

    None.

(c) Exhibits.

    Exhibit 1.(i) Underwriting Agreement dated October 22, 1991 (filed as Exhibit 1 to the Corporation's Registration Statement on Form S-3 (Registration No. 33-43453) and incorporated herein by this reference thereto)

    Exhibit 1.(ii)                Terms Agreement dated December 5, 1995

    Exhibit 4.(i) Specimen of the Corporation's 7 3/8% Debentures Due December 1, 2025

    Exhibit 4.(ii) Officers' Certificate dated December 8, 1995, establishing certain terms of the Debentures

    Exhibit 5 Opinion of James F. Kelley, Esq., as to the validity of the Debentures

    Exhibit 23 The consent of James F. Kelley, Esq., is contained in his opinion at Exhibit 5 hereto

                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  December 8, 1995


                                  GEORGIA-PACIFIC CORPORATION



                                  By /s/ James F. Kelley
                                     ------------------------------
                                    James F. Kelley
                                    Senior Vice President - Law and
                                       General Counsel

                          GEORGIA-PACIFIC CORPORATION



                           Exhibit Index to Form 8-K


Number                   Description
------                   -----------
Exhibit 1.(i)            Underwriting Agreement
                         dated October 22, 1991
                         (filed as Exhibit 1 to
                         the Corporation's
                         Registration Statement
                         on Form S-3 (Registration
                         No. 33-43453) and
                         incorporated herein by
                         this reference thereto)

Exhibit 1.(ii)           Terms Agreement dated                   *
                         December 5, 1995

Exhibit 4.(i)            Specimen of the Corporation's           *
                         7 3/8% Debentures
                         Due December 1, 2025

Exhibit 4.(ii)           Officers' Certificate dated             *
                         December 8, 1995, establishing
                         certain terms of the Debentures

Exhibit 5                Opinion of James F. Kelley, Esq.,       *
                         as to the validity of the
                         Debentures

Exhibit 23               The consent of James F. Kelley, Esq.,   *
                         is contained in his opinion at
                         Exhibit 5 hereto


*   Filed by EDGAR.